Exhibit 10.1 - Business Development Agreement - GS Whitney & Co.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 1, 2014



                        Commission File No. 333-192374


                              SIGNAL ADVANCE, INC.
              (Exact name of registrant as specified in its charter)




                                    Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)

                              2520 County Road 81
                             Rosharon, Texas 77583
                                (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Section 1 - Registrant's Business and Operations

 Item 1.01   Entry into a Material Definitive Agreement.

 On April 1, 2014, we received a fully executed copy of a Consulting Services Agreement dated April 1, 2014, GS Whitney & Co., a Texas company, pursuant to which GS Whitney will provide business development services to us, including but not limited to, assistance with the deposting and clearing of shareholders stock, obtaining DTC eligibility, business valuation/market review, preparation and dissemination of information regarding the Company to the investment community and public, identification, of financing opportunites and development of financing strategies, presention and negotiation with other professionals including attorneys, qualified investors and investment bankers regarding financing, identification of business/market opportunities for our technology. The Agreement became effective on April 1, 2014, and will remain effective until either party terminates the agreement upon 30-days written notice or at any time when a segment of work is considered complete. We also have the right to terminate the Consulting Agreement at any time as defined in the agreement.

 As consideration for the services provided, we will issue to GS Whitney & Co. One Hundred Thousand (100,000) shares of our common stock for the first one (1) quarter (three (3) month) period. The agreement can be renewed for a second one quarter (three (3) month)) period following the issuance of an additional twenty five thousand (25,000). Subesequent renewals to be negiotiated per the terms of the agreement.


Section 3 - Securities and Trading Markets

 Item 3.02   Unregistered Sales of Equity Securities.

 GS Whitney & Co. Business Development Agreement (See Item 1.01 above)


Section 9 - Financial Statements and Exhibits.

 Item 9.01   Financial Statements and Exhibits.

  d) Exhibits

     10.1 Business Development Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Signal Advance, Inc.

Dated: April 1, 2014                    /s/ Chris M. Hymel
                                        -----------------------------
                                        By: Chris M. Hymel, President
                                            & Chief Executive Officer


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